UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2026

AH REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Columbus St.		,
Virginia Beach	,	Virginia	23462
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHRT	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHRTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 13, 2026, AH Realty Trust, Inc. (the “Company”) issued a press release announcing an increase of $50 million to the Company’s share repurchase program (the “Share Repurchase Program”), bringing the total authorized repurchase capacity to $100 million. As of May 13, 2026, the Company has used approximately $39.7 million of the total amount authorized for share repurchases, and, after giving effect to the increased authorization, approximately $60.3 million remains available for future repurchases under the Share Repurchase Program. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Repurchases by the Company are subject to available liquidity, general market and economic conditions, alternate uses for the capital and other factors. Share repurchases may be made from time to time through open market transactions, block trades or in private transactions in accordance with applicable securities laws and regulations and other legal requirements. There is no minimum number of shares that the Company is required to repurchase and the Share Repurchase Program may be suspended or discontinued at any time without prior notice.

The information contained in Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 13, 2026, issued by AH Realty Trust, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AH REALTY TRUST, INC.

Date: May 13, 2026	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer and Treasurer